UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2009

           MACATAWA BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of Incorporation)	000-25927 (Commission File Number)	38-3391345 (I.R.S. Employer Identification No.)

10753 Macatawa Drive Holland, Michigan (Address of principal executive offices)	49424 (Zip Code)

Registrant’s telephone number, including area code (616) 820-1444

Not Applicable
(Former name or former address, if changed since last year)

             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.	Entry Into a Material Definitive Agreement.

Private Offering

        On September 9, 2009, Macatawa Bank Corporation (the “Company”) entered into a Subscription and Purchase Agreement, dated as of September 9, 2009, with a single accredited investor, under which the Company agreed to issue 42,553 shares of its common stock at $2.35 per share, for the aggregate purchase price of $100,000 (the “Common Subscription Agreement”).

        On September 9, 2009, the Company also entered into Subscription and Purchase Agreements, each dated as of September 9, 2009, with several accredited investors (together with the common stock investor, the “Stock Investors”) under which the Company agreed to issue 250 shares of its Series B Noncumulative Convertible Perpetual Preferred Stock at $1,000 per share, for the aggregate purchase price of $250,000 (the “Preferred Subscription Agreements”).

        On September 9, 2009, the Company entered into Subscription and Purchase Agreements dated September 9, 2009 (the “Notes Subscription Agreements”), with a certain number of the Stock Investors and other investors (collectively, the “Note Investors”), under which the Company agreed to issue 11% Subordinated Notes Due 2017 of the Company (the “Notes”) in the aggregate principal amount of $700,000. The Notes are not convertible into common stock or preferred stock.

        The sale to the Stock Investors and the Note Investors, along with the Company’s previously disclosed June 5 and June 30 closings (collectively, the “Private Offering”), is being made as a private placement exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to an exemption under Section 4(2) thereof, and Rule 506 of Regulation D promulgated thereunder.

Terms of the Series B Preferred Stock

        In connection with the Private Offering, the Company previously established a newly authorized series of preferred stock, designated as Series B Noncumulative Convertible Perpetual Preferred Stock (the “Series B Preferred Stock”). Dividends on the Series B Preferred Stock are payable quarterly in arrears if, when and as declared by the Company’s Board of Directors, at a rate of 9.00% per year on the liquidation preference of $1,000 per share. Dividends on the Series B Preferred Stock are non-cumulative. The initial conversion price for the Series B Preferred Stock is $6.00 per share of common stock, and holders of the Series B Preferred Stock may convert their shares into common stock at any time.

        The above summary of the Series B Preferred Stock does not purport to be a complete description of the Series B Preferred Stock and is qualified in its entirety by reference to the Certificate of Designations attached hereto as Exhibit 4.1. The applicable terms of the Series B Preferred Stock are also more fully described in Item 1.01 of the Company’s Current Report on Form 8-K dated June 29, 2009.

Terms of the Subordinated Notes

        The Notes will mature on August 31, 2017 (the “Maturity Date”). Interest will be paid on the outstanding principal amount of the Notes quarterly on the fifteenth day of the last month of each calendar quarter, commencing on September 15, 2009, at a rate per annum of 11% prior to the Maturity Date and, if the outstanding principal amount of the Note is not paid in full on the Maturity Date, at a rate equal to 15% per annum on and after the Maturity Date. The Company may redeem the Notes in whole or in part at any time from and after July 31, 2012. The Notes will be unsecured, subordinated obligations of the Company and will rank junior in right of payment to the Company’s senior indebtedness and to the Company’s obligations to its general creditors.

        The above summary of the Notes does not purport to be a complete description of the Notes and is qualified in its entirety by reference to the Form of Subordinated Note attached hereto as Exhibit 4.2. The applicable terms of the Notes are also more fully described in Item 1.01 of the Company’s Current Report on Form 8-K dated June 29, 2009.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

        As discussed under Item 1.01 above, on September 9, 2009, in connection with the execution of the Notes Subscription Agreements, the Company issued 11% Subordinated Notes Due 2017 in the aggregate principal amount of $700,000. The applicable terms of the Notes are more fully described in Item 1.01 of the Company’s Current Report on Form 8-K dated June 29, 2009, and are contained in the Form of 11% Subordinated Note Due 2017 attached hereto as Exhibit 4.2.

Item 3.02	Unregistered Sales of Equity Securities.

        As discussed under Item 1.01 above, on September 9, 2009, in connection with the execution of the Preferred Subscription Agreements, the Company sold 250 shares of Series B Preferred Stock to the Stock Investors at a purchase price of $1,000 per share. Additionally, on September 9, 2009, in connection with the execution of the Common Subscription Agreement, the Company sold 42,553 shares of its common stock to one of the Stock Investors at a purchase price of $2.35 per share. The combined aggregate offering price of the common stock and the Series B preferred Stock was $350,000.

        The common stock and the Series B Preferred Stock was offered and sold to the Stock Investors in reliance upon an exemption for sales of securities not involving a public offering, as set forth in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The Company received an appropriate representation as to the accredited investor status (as defined in Rule 501 of Regulation D) of each Stock Investor purchasing the common stock or the Series B Preferred Stock, and no offers or sales were effected through any general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D, and the Company received appropriate representations that the shares were acquired for investment purposes and not with a view to distribution. The shares that were sold have not been registered under the Securities Act of 1933, as amended, and may not be sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Certificate of Designations of Macatawa Bank Corporation filed on June 29, 2009 with the State of Michigan designating the preferences, limitations, voting powers and relative rights of the Series B Preferred Stock, incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated June 29, 2009.

4.2	Form of 11% Subordinated Notes Due 2017, incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K dated June 29, 2009.

10.1	Form of Subscription and Purchase Agreement between Macatawa Bank Corporation and the Investor party(ies) thereto, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 29, 2009.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2009	MACATAWA BANK CORPORATION (Registrant) By: /s/ Jon W. Swets —————————————— Jon W. Swets Chief Financial Officer